Subsequent events	12 Months Ended
Dec. 31, 2021
Subsequent events

24 Subsequent event

On December 16, 2021, the Company announced that the Company’s board of directors authorized the issuance of bonus shares (the “Bonus Shares”), which are issuable on January 21, 2022 to shareholders of record as of January 7, 2022 (the “Record Date”). Shareholders of record on the Record Date will receive one (1) ordinary share for every two (2) ordinary shares held. All issuances resulting in a fractional share will be rounded down to the next whole share.

ZHEJIANG TIANLAN
Subsequent events

22 Subsequent event

On April 22, 2022, the director of the Company proposed a cash dividend of an aggregate of approximately RMB9,082,000, which dividend was paid to all holders of record subject to approval in shareholders’ annual general meeting.